U UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2016
____________________

IMATION CORP.

(Exact name of registrant as specified in its charter)

 ___________________

Delaware	1-14310	41-1838504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1099 Helmo Ave. N., Suite 250, Oakdale, Minnesota 55128

(Address of principal executive offices, including zip code)

651-704-4000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Matters.

On May 18, 2016, the Court of Chancery of the State of Delaware (the “Court”) entered a stipulated order (the “Order”) (i) regarding the proposed dismissal of the action (the “Action”) filed on February 9, 2015 by Spear Point Capital Fund LP and Spear Point TV Raven LP (collectively, the “Plaintiffs”), derivatively on behalf of Imation Corp. (the “Company”), against the Company’s former directors, Mark E. Lucas, L. White Matthews III, David B. Stevens, William G. LaPerch, Anthony T. Brausen and Dr. Geoffrey Barrall (the “Defendants”) and (ii) directing that the Company provide notice, by way of this Current Report on Form 8-K, to its stockholders of such proposed dismissal and of a proposed payment of money to counsel for the Plaintiffs.

In the Action, the Plaintiffs assert, derivatively on behalf of the Company, claims for breach of fiduciary duty, waste of corporate assets and unjust enrichment based on allegations that the Company’s director compensation was unreasonably excessive in relation to the Company’s size and performance and in comparison to companies within the same industry and of similar size. After the Action was commenced, the Company made significant changes in director compensation and adopted certain practices and reforms relating to allegations in the Action, which changes Plaintiffs have determined render the Action moot. Following their determination of mootness, the Plaintiffs indicated that they had determined voluntarily to dismiss the Action, and their attorneys stated their intention to apply to the Court for an award of attorneys’ fees and expenses in connection with the benefits attendant to the corporate governance changes that mooted their claims. After a period of arm’s-length negotiations with the attorneys for the Plaintiffs regarding the merits of any attorneys’ fee application, the Company, without admitting or denying any liability for same and in recognition of the expense of a contested attorneys’ fee application, agreed to pay Plaintiffs’ attorneys the sum of $157,000.00 (the “Agreed Fee”) prior to dismissal of the Action.

The Order provides for dismissal of the Action with prejudice as to named Plaintiffs only upon the Company’s filing of an affidavit attesting to (i) the filing of this Form 8-K notifying stockholders of the proposed dismissal and the Company’s payment of the Agreed Fee to Plaintiffs’ counsel, (ii) the wiring of the Agreed Fee to Plaintiffs’ counsel. The Order requires that this Form 8-K be filed within four business days after entry of the Order. The Court has not been asked to review, and will pass no judgment on, the payment or amount of the Agreed Fee or its reasonableness.

A copy of the Stipulation and Order Dismissing the Action as Moot, and Providing for Notice of Payment to Plaintiffs’ Counsel is attached hereto as Exhibit 99.1. In the Action, Plaintiffs are represented by Seth Rigrodsky and Brian Long, Esqs., of Rigrodsky & Long, P.A., 2 Righter Parkway, Suite 120, Wilmington, DE 19802, (302) 295-5310, and the Defendants and the Company are represented Robert Mallard and Alessandra Glorioso, Esqs., Dorsey & Whitney (Delaware) LLP, 300 Delaware Avenue, Suite 1010, Wilmington, DE 19801, (302) 425-7171.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Stipulation and Order Regarding Notice of Dismissal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMATION CORP.

By:	/s/ Danny Zheng
Name: Danny Zheng
Title: Chief Financial Officer

Dated: May 20, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	Stipulation and Order Regarding Notice of Dismissal.